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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) February 16, 1994


                            GEORGIA POWER COMPANY
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            (Exact name of registrant as specified in its charter)


            Georgia                   1-6468          58-0257110
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     (State or other jurisdiction   (Commission    (IRS Employer
     of incorporation)              File Number)   Identification No.)


        333 Piedmont Avenue, N.E., Atlanta, Georgia              30308
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       (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code (404) 526-6526
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                                     N/A
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        (Former name or former address, if changed since last report.)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


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
                 (c)      Exhibits.

                          23      -        Consent of Arthur Andersen & Co.

                          99      -        Audited Financial Statements of Georgia Power Company as of December 31, 1993.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  GEORGIA POWER COMPANY


                                                  By /s/ Wayne Boston
                                                    --------------------------
                                                         Wayne Boston
                                                      Assistant Secretary



Date:    March 1, 1994